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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                           Date of Report (Date of earliest event reported): May 7, 2003

                                          MISSION ENERGY HOLDING COMPANY
                              (Exact name of registrant as specified in its charter)

                  DELAWARE                            333-68632                             95-4867576
     (State or principal jurisdiction of          (Commission file                       (I.R.S. employer
       incorporation or organization)                  number)                          identification no.)

                                         2600 Michelson Drive, Suite 1700
                                             Irvine, California 92612
                           (Address of principal executive offices, including zip code)

                                                   949-852-3576
                               (Registrant's telephone number, including area code)

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Items 1 through 6, 8, 10, and 11 are not included because they are inapplicable.

Item 7.  Financial Statements and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

         99.1     Press release about first quarter 2003 financial results--Part I.

         99.2     Press release about first quarter 2003 financial results--Part II.

Item 9.  Results of Operations and Financial Condition.

         On May 7, 2003, Edison International, the ultimate parent company of Mission Energy Holding Company, issued press releases that included information about Mission Energy Holding Company's (parent only) and Edison
Mission Energy's financial results for the first quarter of 2003.  Copies of the press releases are attached as
Exhibits 99.1 and 99.2.  This information is furnished pursuant to Item 12 of Form 8-K, as amended by Release No.
34-47226.  In accordance with Release No. 34-47583, this information is furnished under Item 9.

                                                     SIGNATURE

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Mission Energy Holding Company
                                                    (Registrant)

Date:       May 7, 2003                                                   /s/ KEVIN M. SMITH
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                                                                              KEVIN M. SMITH
                                                             Senior Vice President and Chief Financial Officer